UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 12, 2025

Date of Report (date of earliest event reported)

Cyclacel Pharmaceuticals, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-50626	91-1707622
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Level 10, Tower 11, Avenue 5, No. 8

Jalan Kerinchi, Kuala Lumpur, Malaysia 592000

(Address of principal executive offices) (Zip code)

(908) 517-7330

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CYCC	The Nasdaq Capital Market
Preferred Stock, $0.001 par value	CYCCP	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01. Financial Statements and Exhibits.

In reference to meeting the eligibility requirements under General Instructions I.A.4 of the registration statement on Form S-3, Cyclacel Pharmaceuticals, Inc., a Delaware corporation is presenting its audited consolidated financial statements for the quarter ended March 31, 2025, including the notes to such financial statements.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Audited Financial Statements for the quarter ended March 31, 2025
104	Cover Page Interactive Data File (embedded within the XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 12, 2025	Cyclacel Pharmaceuticals, Inc.

	By:	/s/ Datuk Dr. Doris Wong Sing Ee
	Name:	Datuk Dr. Doris Wong Sing Ee
	Title:	Chief Executive Officer and Executive Director

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